                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:  01/01/99
Monthly Period Ending:     01/31/99


I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

        A.    Beginning of period Aggregate Principal Balance                                                          $443,834,563
                                                                                                                       ------------

        B.    Purchase of Subsequent Receivables                                                                                  0
                                                                                                                       ------------

        C.    Monthly Principal Amounts

              (1)     Collections on Receivables outstanding
                            at end of period                                                                11,924,183
                                                                                                           ------------
              (2)     Collections on Receivables paid off
                            during period                                                                    3,099,609
                                                                                                           ------------
              (3)      Receivables becoming Liquidated Receivables
                            during period                                                                    4,596,889
                                                                                                           ------------
              (4)      Receivables becoming Purchased Receivables
                            during period
                                                                                                           ------------
              (5)      Cram Down Losses occurring during period
                                                                                                           ------------
              (6)      Other Receivables adjustments                                                           118,260
                                                                                                           ------------
              (7)       Less amounts allocable to Interest                                                  (6,394,867)
                                                                                                           ------------

              Total Monthly Principal Amounts                                                                             13,344,074
                                                                                                                       ------------

        D.       End of period Aggregate Principal Balance                                                             $430,490,489
                                                                                                                       ============

        E.       Pool Factor                                                                                            81.998200%
                                                                                                                       ============


II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:


                                                     Class A-1    Class A-2     Class A-3    Class A-4     Class A-5     TOTAL
                                                     ---------    ---------     ---------    ---------     ---------     -----
        A. Beginning of period Note Balance         $14,684,259  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $423,684,259
                                                    -------------------------------------------------------------------------------

        B. Noteholders' Principal Distributable
             Amount                                  13,344,074             0            0             0            0    13,344,074
        C. Noteholders' Accelerated Principal
             Amount                                     971,268             0            0             0            0       971,268
        D. Accelerated Payment Amount Shortfall          43,410             0            0             0            0        43,410
        E. Note Prepayment Amount                             0             0            0             0            0             0
        F. Deficiency Claim Amount                            0             0            0             0            0             0
                                                    -------------------------------------------------------------------------------

        G.       End of period Note Balance            $325,507  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $409,325,507
                                                    ===============================================================================

        H.       Note Pool Factors                    0.280609%   100.000000%  100.000000%   100.000000%  100.000000%    77.966763%
                                                    ===============================================================================


III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:

        A.       Beginning of period Pre-Funding Account balance                                         $0
                                                                                               ------------
        B.       Purchase of Subsequent Receivables                                       0
                                                                               ------------
        C.       Investment Earnings                                                      0
                                                                               ------------
        D.       Investment Earnings Transfer to Collections Account                      0
                                                                               ------------
        E.       Payment of Mandatory Prepayment Amount                                   0
                                                                               ------------
                                                                                                          0
                                                                                               ------------
                                                                                                         $0
                                                                                               ============
        F.       End of period Pre-Funding Account balance

IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

        A.       Total Monthly Principal Amounts                                                $13,344,074
                                                                                               ------------
        B.       Required Pro-forma Security Balance                            387,441,440
                                                                               ------------
        C.       Pro-forma Security Balance (Assuming 100% Paydown of
                    Total Monthly Principal Amounts)                            410,340,185
                                                                               ------------
        D.       Step-down Amount  (B. - C.)                                                              0
                                                                                               ------------
        E.       Principal Distributable Amount  (A.- D.)                                       $13,344,074
                                                                                               ------------

V.      RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

        A.       Beginning of period Capitalized Interest  Account balance                               $0
                                                                                               ------------
        B.       Monthly Capitalized Interest Amount                                       0
                                                                                ------------
        C.       Investment Earnings                                                       0
                                                                                ------------
        D.       Investment Earnings Transfer to Collections Account                       0
                                                                                ------------
        E.       Payment of Overfunded Capitalized Interest Amount                         0
                                                                                ------------
        F.       Payment of Remaining Capitalized Interest Account                         0
                                                                                ------------
                                                                                                           0
                                                                                                ------------

        G.       End of period Capitalized Interest Account balance                                       $0
                                                                                                ============

VI.     RECONCILIATION OF COLLECTION ACCOUNT:

        A.    Available Funds:

              (1)     Collections on Receivables during period
                            (net of Liquidation Proceeds)                         $15,023,792
                                                                                 ------------
              (2)      Liquidation Proceeds collected
                            during period                                           2,083,195
                                                                                 ------------
              (3)      Purchase Amounts deposited in Collection
                             Account
                                                                                 ------------
              (4) (a)       Investment Earnings - Collection Account                   34,358
                                                                                 ------------
                  (b)       Investment Earnings - Transfer From
                                Prefunding Account                                          0
                                                                                 ------------
                  (c)       Investment Earnings - Transfer From
                                Capitalized Interest Account                                0
                                                                                 ------------
              (5)       Collection of Supplemental Servicing Fees
                    (a)       Extension Fees                                          118,400
                                                                                 ------------
                    (b)       Repo and Recovery Fees Advanced                          83,127
                                                                                 ------------
                    (c)       Other Fees                                              108,804
                                                                                 ------------
              (6)       Monthly Capitalized Interest Amount                                 0
                                                                                 ------------
              (7)       Mandatory Prepayment Amount
                                                                                 ------------

              Total Available Funds                                                                17,451,676
                                                                                                 ------------

        B.    Distributions:

              (1)       Base Servicing Fee and Supplemental Servicing Fees
                    (a)       Base Servicing Fee                                     832,190
                                                                                ------------
                    (b)       Repo and Recovery Fees                                  83,127
                                                                                ------------
                    (c)       Bank Service Charges                                    10,872
                                                                                ------------
                    (d)       Other Fees                                             108,804
                                                                                ------------
              (2)      Agent fees                                                        500
                                                                                ------------
              (3)      Refunds of Overpayments paid by AFS                             9,270
                                                                                ------------
              (4)      Noteholders' Interest Distributable Amount
                               (a)        Class A - 1                                 68,881
                                                                                ------------
                               (b)        Class A - 2                                740,995
                                                                                ------------
                               (c)        Class A - 3                                329,195
                                                                                ------------
                               (d)        Class A - 4                                545,400
                                                                                ------------
                               (e)        Class A - 5                                255,000
                                                                                ------------

              (5)      Noteholders' Principal Distributable Amount
                               (a)        Class A - 1                             13,344,074
                                                                                ------------
                               (b)        Class A - 2                                      0
                                                                                ------------
                               (c)        Class A - 3                                      0
                                                                                ------------
                               (d)        Class A - 4                                      0
                                                                                ------------
                               (e)        Class A - 5                                      0
                                                                                ------------

              (6)      Security Insurer Premiums                                     152,100
                                                                                ------------

              Total distributions                                                                16,480,408
                                                                                               ------------

        C.         Excess Available Funds  (or Deficiency Claim Amount )                            971,268
                                                                                               ------------

        D.         Noteholders' Accelerated Principal Amount                                       (971,268)
                                                                                               ------------

        E.         Deposit to Spread Account                                                             $0
                                                                                               ============

                                      2


VlI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

        A.         Excess Available Funds  (VI.C.)                                 $971,268
                                                                               ------------
        B.         Pro Forma Security Balance    (II.A.-II.B.)                  410,340,185
                                                                               ------------
        C.         Required Pro Forma Security Balance
                       (90% x (I.D.+III.F.)                                     387,441,440
                                                                               ------------
        D.         Excess of Pro Forma Balance over
                       Required Balance   (B. - C.)                              22,898,745
                                                                               ------------
        E.         End of Period  Class A-1 Note Balance
                       (before accel. payments)                                   1,340,185
                                                                               ------------
        F.         Greater of D. or E.                                           22,898,745
                                                                               ------------
        G.         Accelerated Principal Amount  (lesser of  A. or F.)                             $971,268
                                                                                               ------------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

        A.         Pro Forma Security Balance                                  $410,340,185
                                                                               ------------
        B.         Required Pro Forma Security Balance                          387,441,440
                                                                               ------------
        C.         Excess of Pro Forma Balance over Required
                        Balance   (A. - B.)                                      22,898,745
                                                                               ------------
        D.         End of Period  Class A-1 Note Balance
                        (before accel. payments)                                  1,340,185
                                                                               ------------
        E.         Greater of C. or D.                                           22,898,745
                                                                               ------------
        F.         Excess Available Funds  (VI.C.)                                  971,268
                                                                               ------------
        G.         Investment Earnings on Collection Account                         34,358
                                                                               ------------
        H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                             $21,961,835
                                                                                               ------------

IX.     RECONCILIATION OF SPREAD ACCOUNT:

        A.       Beginning of period Spread Account balance                                     $13,124,998
                                                                                               ------------

        B.       Additions to Spread Account
              (1)       Deposits from Collections Account    (VI. E.)                     0
                                                                               ------------
              (2)       Investment Earnings                                          43,410
                                                                               ------------
              (3)       Deposits Related to Subsequent Receivables Purchase               0
                                                                               ------------

              Total Additions                                                                        43,410
                                                                                               ------------

        C.       Spread Account balance available for  withdrawals                               13,168,408
                                                                                               ------------

        D.       Requisite Amount of Spread Account
                (1)       Initial Spread Account Deposit                        $10,624,961
                                                                               ------------
                (2)       Subsequent Spread Account Deposits                      2,500,037
                                                                               ------------
                (3)       Total Initial & Subsequent Spread Account
                               Deposits (1)+(2)                                  13,124,998
                                                                               ------------
                (4)       $100,000                                                  100,000
                                                                               ------------
                (5)       2% of Original Pool Balance (total deliveries)         10,499,999
                                                                               ------------
                (6)       End of period Note Balance (before accel.
                               principal shortfall calc)                        409,368,917
                                                                               ------------
                (7)       Lesser of (5) or (6)                                   10,499,999
                                                                               ------------
                (8)       Floor Amount Greater of (4) or (7)                     10,499,999
                                                                               ------------
                (9)       Aggregate Principal Balance                           430,490,489
                                                                               ------------
              (10)       End of period Note Balance (before accel.
                              principal shortfall calc)                         409,368,917
                                                                               ------------
              (11)      Line (9) less line (10)                                  21,121,572
                                                                               ------------
              (12)      OC level     (11) / (9)                                       4.91%
                                                                               ------------
              (13)      13% less OC level, if OC level is greater than 10%            n/a
                                                                               ------------
              (14)      If OC level is equal to or greater than 10%,
                             Percent in (13) x End of Period
                             Aggregate Principal Balance                              n/a
                                                                               ------------
              (15)      If OC level is less than 10%, 2.5% of Original
                             Pool Balance (total deliveries)                     13,124,998
                                                                               ------------
              (16)       15% of end of period Aggregate Principal Balance
                             if Trigger Date                                          n/a
                                                                               ------------

              Requisite Amount of Spread Account (either (3), (8), (14),
                  (15), or (16) as applicable)                                                   13,124,998
                                                                                               ------------

        E.    Withdrawals from Spread Account
              (1)       Priority First - Deficiency Claim Amount
                                                                               ------------
              (2)       Priority Second through Third
                                                                               ------------
              (3)       Priority Fourth - Accelerated Payment
                            Amount Shortfall                       21,961,835
                                                                 -------------
                            Accelerated Payment Amount
                              Shortfall in Excess of
                              Requisite Amount                                       43,410
                                                                               ------------
              (4)       Priority Fifth through Sixth
                                                                               ------------
              (5)       Priority Seventh - to Servicer                         ------------

              Total withdrawals                                                                      43,410
                                                                                               ------------


        F.       End of period Spread Account balance                                           $13,124,998
                                                                                               ------------


X.      MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

        A.       Beginning of period number of Receivables                           39,256
                                                                               ------------

        B.       Number of Subsequent Receivables Purchased                               0
                                                                               ------------

        C.       Number of Receivables becoming Liquidated
                        Receivables during period                                       191
                                                                               ------------

        D.       Number of Receivables becoming Purchased
                        Receivables during period
                                                                               ------------

        E.       Number of Receivables paid off during period                           367
                                                                               ------------

        F.       End of period number of Receivables                                 38,698
                                                                               ------------


XI.     STATISTICAL DATA:

        A.       Weighted Average APR of the Receivables                             18.79%
                                                                               ------------

        B.       Weighted Average Remaining Term of the Receivables                   47.06
                                                                               ------------

        C.       Average Receivable Balance                                         $11,124
                                                                               ------------

        D.       Aggregate Realized Losses                                      $12,223,271
                                                                               ------------




By:
              -------------------------------------
Name:         Preston A. Miller
Title:        Executive Vice President and Treasurer
Date:         February 1, 1999

                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning: 01/01/99
Monthly Period Ending:    01/31/99



I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                      Class A-1     Class A-2    Class A-3   Class A-4     Class A-5       TOTAL
                                                      ---------     ---------    ---------   ---------     ---------       -----

        A.  Preliminary End of period
                Note Balance                           $325,507   $174,000,000  $77,000,000  $108,000,000  $50,000,000  $409,325,507
                                                   ---------------------------------------------------------------------------------

        B.  Deficiency Claim Amount                           0              0            0             0            0             0

        C.  End of period Note Balance                 $325,507   $174,000,000  $77,000,000  $108,000,000  $50,000,000  $409,325,507
                                                   =================================================================================

        D.  Note Pool Factors                         0.280609%    100.000000%  100.000000%   100.000000%  100.000000%    77.966763%
                                                   =================================================================================

II.     RECONCILIATION OF SPREAD ACCOUNT:

        A.  Preliminary End of period Spread Account balance                                                             $13,124,998
                                                                                                                        ------------

        B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                  0
                                                                                                                        ------------

        C.  End of period Spread Account balance                                                                         $13,124,998
                                                                                                                        ------------

X.          PERFORMANCE TESTS:

        A.       Delinquency Ratio
              (1)      Receivables with Scheduled Payment
                             delinquent more than 60 days
                             at end of period                                                              $13,011,394
                                                                                                           ------------
              (2)           Purchased Receivables with Scheduled Payment
                            delinquent more than 60 days at end of period
                                                                                                           ------------
              (3)      Beginning of period Principal Balance                                               443,834,563
                                                                                                           ------------
              (4)      Delinquency Ratio (1)+(2) divided by (3)                                                              2.93%
                                                                                                                       ------------
              (5)      Previous Monthly Period Delinquency Ratio                                                             2.72%
                                                                                                                       ------------
              (6)      Second previous Monthly Period Delinquency Ratio                                                      2.53%
                                                                                                                       ------------
              (7)      Average Delinquency Ratio (4)+(5)+(6)
                            divided by 3                                                                                     2.73%
                                                                                                                       ------------
              (8)      Compliance (Delinquency Test Failure is a
                              Delinquency Ratio equal to or greater than 5.00%)                                              yes
                                                                                                                       ------------



        B.    Cumulative Default Rate
              (1)      Defaulted Receivables in Current Period                                      $4,093,889
                                                                                                  ------------
              (2)      Cumulative Defaulted Receivables Including
                            Defaulted Receivables in Current Period                                 29,798,285
                                                                                                  ------------
              (3)      Original Pool Balance                                                       524,999,926
                                                                                                  ------------
              (4)      Cumulative Default Rate (2) divided by (3)                                                       5.68%
                                                                                                                 ------------
              (5)      Compliance (Default Test Failure is a Cumulative
                              Default Rate equal to or greater than 11.81%.)                                            yes
                                                                                                                 ------------


        C.       Cumulative Net Loss Rate
              (1)      Receivables becoming Liquidated Receivables during period                    $4,596,889
                                                                                                  ------------
              (2)      Purchased Receivables with Scheduled
                            Payment delinquent more than 30 days at end of period
                                                                                                  ------------
              (3)      Cram Down Losses occurring during period
                                                                                                  ------------
              (4)      Liquidation Proceeds collected during period                                 (2,083,195)
                                                                                                  ------------
              (5)      Net Losses during period (1)+(2)+(3)-(4)                                      2,513,694
                                                                                                  ------------
              (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                   9,709,577
                                                                                                  ------------
              (7)      50% of Receivables with Scheduled Payment delinquent
                            more than 90 days at end of period                                       3,916,281
                                                                                                  ------------
              (8)      Original Aggregate Principal Balance plus Pre-Funded Amount as
                            of the Closing Date                                                    525,000,000
                                                                                                  ------------
              (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                             divided by (8)                                                                              3.07%
                                                                                                                  ------------
              (10)     Compliance (Net Loss Test Failure is a
                              Net Loss Rate equal to or greater than 6.75%.)                                             yes
                                                                                                                  ------------


        D.       Extension Rate
              (1)      Principal Balance of Receivables extended during current period              12,969,978
                                                                                                  ------------
              (2)      Beginning of Period Aggregate Principal Balance                             443,834,563
                                                                                                  ------------
              (3)      Extension Rate (1) divided by (2)                                                                 2.92%
                                                                                                                  ------------
              (4)      Previous Monthly Extension Rate                                                                   2.73%
                                                                                                                  ------------
              (5)      Second previous Monthly Extension Rate                                                            2.05%
                                                                                                                  ------------
              (6)      Average Extension Rate (3)+(4)+(5)
                            divided by 3                                                                                 2.57%
                                                                                                                  ------------
              (7)      Compliance (Extension Test Failure is an
                              Extension Rate equal to or greater than 4%.)                                                yes
                                                                                                                  ------------


XI.         DELINQUENCY:

        A.       Receivables with Scheduled Payment delinquent
              (1)      31-60 days                                                          #   3,425   $39,562,471        8.91%
                                                                                          -------------------------------------
              (2)      61-90 days                                                                859     9,564,716         2.16%
                                                                                          -------------------------------------
              (3)      over 90 days                                                              290     3,446,678         0.78%
                                                                                          -------------------------------------

              Receivables with Scheduled Payment delinquent
                  more than 30 days at end of period                                           4,574   $52,573,865        11.85%
                                                                                           =====================================

By:
              --------------------------------------
Name:         Preston A. Miller
Title:        Executive Vice President and Treasurer
Date:         February 3, 1999





                                      2